EXHIBIT 99.906CERT

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Income Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	March 1, 2010
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Income Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	March 1, 2010
Frances M. Guggino	Date
Principal Financial and Accounting Officer